UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
__________________________

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Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MSC INDUSTRIAL DIRECT CO., INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! MSC INDUSTRIAL DIRECT CO., INC. 2026 Annual Meeting of Shareholders Vote by 11:59 p.m., Eastern Time, on January 20, 2026 for shares held directly. Vote by 11:59 p.m.. Eastern Time, on January 18, 2026 for shares held in the MSC Industrial Direct 401 (k) Plan. MSC BUILT TO MAKE YOU BETTER MSC INDUSTRIAL DIRECT CO., INC. 515 BROADHOLLOW ROAD, SUITE 1000 MELVILLE, NY 11747-3705 V81181-P39430 You invested in MSC INDUSTRIAL DIRECT CO., INC. and it's time to vote! You have the right to vote on proposals being presented at the 2026 Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on January 21, 2026. Get informed before you vote You can view the Notice of 2026 Annual Meeting and 2025 Proxy Statement and the 2025 Annual Report to Shareholders online OR you can receive a free paper or e-mail copy of the material(s) by requesting prior to January 7, 2026. If you would like to request a paper or e-mail copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an e-mail to sendmaterial@proxyvote.com. If sending an e-mail, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or e-mail copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* January 21, 2026 9:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/MSM2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Proposal No. 1: Election of Directors Nominees: 1a. Erik Gershwind 1b. Martina McIsaac 1c. Louise Goeser 1d. Mitchell Jacobson 1e. Michael Kaufmann 1f. Robert Aarnes 1g. Steven Paladino 1h. Philip Peller 1i. Rahquel Purcell 1j. Rudina Seseri Board Recommends For For For For For For For For For For Proposal No. 2: Ratification of the Appointment of Independent Registered Public Accounting Firm To ratify the appointment of Ernst & Young LLP to serve as MSC's independent registered public accounting firm for fiscal year 2026. For Proposal No. 3: Advisory Vote to Approve Named Executive Officer Compensation To approve, on an advisory basis, the compensation of MSC's named executive officers. For Proposal No. 4: Approval of Amendment No. 1 to the MSC Industrial Direct Co., Inc. Amended and Restated Associate Stock Purchase Plan To approve the amendment of our associate stock purchase plan. For NOTE: In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. EACH OF PROPOSAL NOS. 1, 2, 3 AND 4 HAS BEEN PROPOSED BY MSC INDUSTRIAL DIRECT CO., INC. Prefer to receive an e-mail instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings". V81182-P39430